SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2004

GOLDEN PATRIOT, CORP.

-----------------------------------------

(Exact name of registrant as specified in its charter)

NEVADA

98-0216152

(State or other jurisdiction of

(I.R.S. Employer

incorporation or organization)

Identification No.)

789 West Pender Street, Suite 1205

Vancouver, British Columbia, Canada

V6C 1H2

(Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code

604-646-6906

Commission File Number: 000-33065

__________________________

__________

(Former name or former address,

 (Zip Code)

if changed since last report.)

The  following   information   specifies   forward-looking   statements  of  our management.   Forward-looking   statements  are  statements  that  estimate  the happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of  forward-looking  terminology such as "may",  "will",  "could",   "expect",   estimate",   "anticipate",   "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms.  Actual  results may differ  materially  from those contemplated by the forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following  information  represent estimates of future events and are subject to uncertainty as to possible changes in economic,  legislative,  industry,  and other circumstances.  As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among  reasonable  alternatives  require the  exercise of  judgment.  To the extent that the assumed events do not occur, the outcome may vary  substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those  forward-looking  statements.  No assurance can be given that any of the  assumptions  relating to the  forward-looking  statements specified in the following information are accurate, and we assume no obligation to update and such forward-looking statements.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

We are very pleased to announce that we have entered into a CAD $2,000,000 option agreement with Minterra Resource Corp. (“Minterra”) with respect to our Gold View and the Dun Glen Prospects, located in the prolific  Battle Mountain - Cortez – Trend that is host to recent world class discoveries by Placer Dome, which includes a drill hole of 450 feet grading over 1.5 ounces of gold per ton.   Minterra is a publicly traded exploration company listed on the TSX Venture Exchange and, as such, this agreement is subject to regulatory approval.  We are optioning Minterra a 50% interest in the two properties in exchange for the following: US$60,000 in property payments; 200,000 common shares of Minterra; all future commitments required to maintain the properties in good standing; and

a CAD $2,000,000 work commitment to be expended on exploration and development over a three year period.

Buster Hunsaker, president of our wholly owned subsidiary Golden Patriot Nevada, Corp. stated, “We are pleased to have Minterra Resources Corp. as a partner, their experience and commitment to work on the properties will advance these exciting targets.  We look forward to working with them on the highly prospective Dun Glen Project in Pershing County and the Gold View Project in the midst of the extremely productive Cortez Trend.”

We are actively engaged in the acquisition and exploration of high priority gold properties in northern Nevada. To date our holdings total 152 claims covering 2,935 acres.  With our team of highly skilled, experienced management and geologists, we are taking steps toward development.

To receive timely updates and information on any future developments as they occur please contact us via any of the following methods (1) call us 1-800-905-9544; (2) sign into our private Corporate Guest Book, http://www.CorporateGuestBook.com/?GPTC; and/or (3) email us at info@goldenpatriotcorp.com.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PATRIOT, CORP.

/s/ Conrad Clemiss

__________________________________

Conrad Clemiss

President & Director

Date:         July 29, 2004